Summary Of Significant Accounting Policies (Policies)	12 Months Ended
Sep. 30, 2016
Accounting Policies [Abstract]
Nature Of Business

Nature of Business

Through management of its fee mineral and leasehold acreage, the Company’s principal line of business is to explore for, develop, acquire, produce and sell oil, NGL and natural gas. Panhandle’s mineral and leasehold properties and other oil and natural gas interests are all located in the contiguous United States, primarily in Arkansas, New Mexico, North Dakota, Oklahoma and Texas, with properties located in several other states. The Company also owns immaterial international overriding royalty interests. The Company’s oil, NGL and natural gas production is from interests in 6,233 wells located principally in Arkansas, Oklahoma and Texas. The Company is not the operator of any wells. Approximately 51% of oil, NGL and natural gas revenues were derived from the sale of natural gas in 2016. Approximately 72% of the Company’s total sales volumes in 2016 were derived from natural gas. Substantially all the Company’s oil, NGL and natural gas production is sold through the operators of the wells. From time to time, the Company sells certain non-material, non-core or small-interest oil and natural gas properties in the normal course of business.

Use Of Estimates

Use of Estimates

Preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the amounts and disclosures reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

Of these estimates and assumptions, management considers the estimation of crude oil, NGL and natural gas reserves to be the most significant. These estimates affect the unaudited standardized measure disclosures, as well as DD&A and impairment calculations. On an annual basis, with a semi-annual update, the Company’s Independent Consulting Petroleum Engineer, with assistance from the Company, prepares estimates of crude oil, NGL and natural gas reserves based on available geologic and seismic data, reservoir pressure data, core analysis reports, well logs, analogous reservoir performance history, production data and other available sources of engineering, geological and geophysical information. For DD&A purposes, and as required by the guidelines and definitions established by the SEC, the reserve estimates were based on average individual product prices during the 12-month period prior to September 30, determined as an unweighted arithmetic average of the first-day-of-the-month price for each month within such period, unless prices were defined by contractual arrangements, excluding escalations based upon future conditions. For impairment purposes, projected future crude oil, NGL and natural gas prices as estimated by management are used. Crude oil, NGL and natural gas prices are volatile and largely affected by worldwide production and consumption and are outside the control of management. Management uses projected future crude oil, NGL and natural gas pricing assumptions to prepare estimates of crude oil, NGL and natural gas reserves used in formulating management’s overall operating decisions.

The Company does not operate its oil and natural gas properties and, therefore, receives actual oil, NGL and natural gas sales volumes and prices (in the normal course of business) more than a month later than the information is available to the operators of the wells. This being the case, on wells with greater significance to the Company, the most current available production data is gathered from the appropriate operators, and oil, NGL and natural gas index prices local to each well are used to estimate the accrual of revenue on these wells. Timely obtaining production data on all other wells from the operators is not feasible; therefore, the Company utilizes past production receipts and estimated sales price information to estimate its accrual of revenue on all other wells each quarter. The oil, NGL and natural gas sales revenue accrual can be impacted by many variables including rapid production decline rates, production curtailments by operators, the shut-in of wells with mechanical problems and rapidly changing market prices for oil, NGL and natural gas. These variables could lead to an over or under accrual of oil, NGL and natural gas sales at the end of any particular quarter. Based on past history, the Company’s estimated accrual has been materially accurate.

Cash And Cash Equivalents	Cash and Cash Equivalents Cash and cash equivalents consist of all demand deposits and funds invested in short-term investments with original maturities of three months or less.
Oil, NGL And Natural Gas Sales And Natural Gas Imbalances

Oil, NGL and Natural Gas Sales and Natural Gas Imbalances

The Company sells oil, NGL and natural gas to various customers, recognizing revenues as oil, NGL and natural gas is produced and sold. Charges for compression, marketing, gathering and transportation of natural gas are included in lease operating expenses.

The Company uses the sales method of accounting for natural gas imbalances in those circumstances where it has underproduced or overproduced its ownership percentage in a property. Under this method, a receivable or liability is recorded to the extent that an underproduced or overproduced position in a well cannot be recouped through the production of remaining reserves. At September 30, 2016 and 2015, the Company had no material natural gas imbalances.

Accounts Receivable And Concentration Of Credit Risk

Accounts Receivable and Concentration of Credit Risk

Substantially all of the Company’s accounts receivable are due from purchasers of oil, NGL and natural gas or operators of the oil and natural gas properties. Oil, NGL and natural gas sales receivables are generally unsecured. This industry concentration has the potential to impact our overall exposure to credit risk, in that the purchasers of our oil, NGL and natural gas and the operators of the properties in which we have an interest may be similarly affected by changes in economic, industry or other conditions. During 2016 and 2015, the Company recognized a reserve for bad debt expense of $19,216 and $180,499, respectively.

Oil And Natural Gas Producing Activities

Oil and Natural Gas Producing Activities

The Company follows the successful efforts method of accounting for oil and natural gas producing activities. Intangible drilling and other costs of successful wells and development dry holes are capitalized and amortized. The costs of exploratory wells are initially capitalized, but charged against income, if and when the well does not commercially produce. Oil and natural gas mineral and leasehold costs are capitalized when incurred.

Non-producing oil and natural gas leases are assessed for impairment on a property-by-property basis for individually significant balances and on an aggregate basis for individually insignificant balances. If the assessment indicates an impairment, a loss is recognized by providing a valuation allowance at the level at which impairment was assessed. The impairment assessment is affected by economic factors such as the results of exploration activities, commodity price outlooks, remaining lease terms and potential shifts in business strategy employed by management. In the case of individually insignificant balances, the amount of the impairment loss recognized is determined by amortizing the portion of these properties’ costs, which the Company believes will not be transferred to proved properties over the remaining lives of the leases. Impairment loss is charged to exploration costs when recognized. As of September 30, 2016, the remaining carrying cost of non-producing oil and natural gas leases was $153,884.

It is common business practice in the petroleum industry to prepay drilling costs before spudding a well. The Company frequently fulfills these prepayment requirements with cash payments, but at times will utilize letters of credit to meet these obligations. As of September 30, 2016, the Company had no outstanding letters of credit.

Leasing Of Mineral Rights

Leasing of Mineral Rights

When the Company leases its mineral acreage to a third-party company, it retains a royalty interest in any future revenues from the production and sale of oil, NGL or natural gas, and often receives an up-front, non-refundable, cash payment (lease bonus) in addition to the retained royalty interest. A royalty interest does not bear any portion of the cost of drilling, completing or operating a well; these costs are borne by the working interest owners. The Company sometimes leases only a portion of its mineral acres in a tract and retains the right to participate as a working interest owner with the remainder.

The Company recognizes revenue from mineral lease bonus payments when it has received an executed lease agreement with a third-party company transferring the rights to explore for and produce any oil or natural gas they may find within the term of the lease, the payment has been collected, and the Company has no obligation to refund the payment. The Company accounts for its lease bonuses in accordance with the guidance set forth in ASC 932, and it recognizes the lease bonus as a cost recovery with any excess above its cost basis in the mineral being treated as a gain. The excess of lease bonus above the mineral basis is shown in the lease bonuses and rentals line item on the Company’s Statements of Operations.

Derivatives

Derivatives

The Company has entered into fixed swap contracts and costless collar contracts. These instruments are intended to reduce the Company’s exposure to short-term fluctuations in the price of oil and natural gas. Collar contracts set a fixed floor price and a fixed ceiling price and provide payments to the Company if the index price falls below the floor or require payments by the Company if the index price rises above the ceiling. Fixed swap contracts set a fixed price and provide payments to the Company if the index price is below the fixed price, or require payments by the Company if the index price is above the fixed price. These contracts cover only a portion of the Company’s oil and natural gas production and provide only partial price protection against declines in oil and natural gas prices. These derivative instruments expose the Company to risk of financial loss and may limit the benefit of future increases in prices. All of the Company’s derivative contracts are with Bank of Oklahoma and are secured under its credit facility with Bank of Oklahoma. The derivative instruments have settled or will settle based on the prices below.

Derivative contracts in place as of September 30, 2015

Production volume
Contract period	covered per month	Index	Contract price
Natural gas costless collars
January - December 2015	100,000 Mmbtu	NYMEX Henry Hub	$3.50 floor / $4.10 ceiling
January - December 2015	70,000 Mmbtu	NYMEX Henry Hub	$3.25 floor / $4.00 ceiling
April - October 2015	50,000 Mmbtu	NYMEX Henry Hub	$3.50 floor / $4.00 ceiling
May - October 2015	70,000 Mmbtu	NYMEX Henry Hub	$3.50 floor / $3.95 ceiling
Oil costless collars
July - December 2015	10,000 Bbls	NYMEX WTI	$80.00 floor / $86.50 ceiling
Oil fixed price swaps
April - December 2015	5,000 Bbls	NYMEX WTI	$94.56
July - December 2015	7,000 Bbls	NYMEX WTI	$93.91

Derivative contracts in place as of September 30, 2016

Production volume
Contract period	covered per month	Index	Contract price
Natural gas costless collars
April - October 2016	200,000 Mmbtu	NYMEX Henry Hub	$1.95 floor / $2.40 ceiling
October - December 2016	70,000 Mmbtu	NYMEX Henry Hub	$2.75 floor / $3.05 ceiling
October - December 2016	50,000 Mmbtu	NYMEX Henry Hub	$2.90 floor / $3.40 ceiling
November 2016 - March 2017	50,000 Mmbtu	NYMEX Henry Hub	$2.25 floor / $3.65 ceiling
November 2016 - March 2017	80,000 Mmbtu	NYMEX Henry Hub	$2.25 floor / $3.95 ceiling
November 2016 - March 2017	50,000 Mmbtu	NYMEX Henry Hub	$2.60 floor / $3.25 ceiling
January - June 2017	50,000 Mmbtu	NYMEX Henry Hub	$2.85 floor / $3.35 ceiling
January - December 2017	50,000 Mmbtu	NYMEX Henry Hub	$2.80 floor / $3.47 ceiling
January - December 2017	50,000 Mmbtu	NYMEX Henry Hub	$3.00 floor / $3.35 ceiling
April - December 2017	50,000 Mmbtu	NYMEX Henry Hub	$2.80 floor / $3.35 ceiling
April - December 2017	50,000 Mmbtu	NYMEX Henry Hub	$2.75 floor / $3.35 ceiling
Natural gas fixed price swaps
October 2016	100,000 Mmbtu	NYMEX Henry Hub	$2.410
October 2016 - March 2017	25,000 Mmbtu	NYMEX Henry Hub	$3.200
November 2016 - April 2017	80,000 Mmbtu	NYMEX Henry Hub	$2.955
January - December 2017	25,000 Mmbtu	NYMEX Henry Hub	$3.100
April - December 2017	50,000 Mmbtu	NYMEX Henry Hub	$3.070
Oil costless collars
July - December 2016	3,000 Bbls	NYMEX WTI	$35.00 floor / $49.00 ceiling
October - December 2016	3,000 Bbls	NYMEX WTI	$40.00 floor / $47.25 ceiling
October 2016 - March 2017	3,000 Bbls	NYMEX WTI	$40.00 floor / $58.50 ceiling
October 2016 - March 2017	3,000 Bbls	NYMEX WTI	$45.00 floor / $54.00 ceiling
October 2016 - March 2017	3,000 Bbls	NYMEX WTI	$45.00 floor / $55.50 ceiling

The Company has elected not to complete the documentation requirements necessary to permit these derivative contracts to be accounted for as cash flow hedges. The Company’s fair value of derivative contracts was a net liability of $428,271 as of September 30, 2016, and a net asset of $4,210,764 as of September 30, 2015. Realized and unrealized gains and (losses) are recorded in gains (losses) on derivative contracts on the Company’s Statement of Operations.

The fair value amounts recognized for the Company’s derivative contracts executed with the same counterparty under a master netting arrangement may be offset. The Company has the choice to offset or not, but that choice must be applied consistently. A master netting arrangement exists if the reporting entity has multiple contracts with a single counterparty that are subject to a contractual agreement that provides for the net settlement of all contracts through a single payment in a single currency in the event of default on or termination of any one contract. Offsetting the fair values recognized for the derivative contracts outstanding with a single counterparty results in the net fair value of the transactions being reported as an asset or a liability in the Balance Sheets. The following table summarizes and reconciles the Company's derivative contracts’ fair values at a gross level back to net fair value presentation on the Company's Balance Sheets at September 30, 2016, and September 30, 2015. The Company has offset all amounts subject to master netting agreements in the Company's Balance Sheets at September 30, 2016, and September 30, 2015.

	9/30/2016				9/30/2015
	Fair Value (a)				Fair Value (a)
	Commodity Contracts				Commodity Contracts
	Current Assets	Current Liabilities	Non-Current Assets	Non-Current Liabilities	Current Assets
Gross amounts recognized	$68,235	$471,847	$4,759	$29,418	$4,210,764
Offsetting adjustments	(68,235)	(68,235)	(4,759)	(4,759)	-
Net presentation on Balance Sheets	$-	403,612	$-	24,659	$4,210,764

(a)	See Fair Value Measurements section for further disclosures regarding fair value of financial instruments.

The fair value of derivative assets and derivative liabilities is adjusted for credit risk only if the impact is deemed material. The impact of credit risk was immaterial for all periods presented.

Fair Value Measurements

Fair Value Measurements

Fair value is defined as the amount that would be received from the sale of an asset or paid for the transfer of a liability in an orderly transaction between market participants, i.e., an exit price. To estimate an exit price, a three-level hierarchy is used. The fair value hierarchy prioritizes the inputs, which refer broadly to assumptions market participants would use in pricing an asset or a liability, into three levels. Level 1 inputs are unadjusted quoted prices in active markets for identical assets and liabilities. Level 2 inputs are inputs other than quoted prices included within Level 1 that are observable for the asset or liability, either directly or indirectly. If the asset or liability has a specified (contractual) term, a Level 2 input must be observable for substantially the full term of the asset or liability. Level 2 inputs include the following: (i) quoted prices for similar assets or liabilities in active markets; (ii) quoted prices for identical or similar assets or liabilities in markets that are not active; (iii) inputs other than quoted prices that are observable for the asset or liability; or (iv) inputs that are derived principally from, or corroborated by, observable market data by correlation or other means. Level 3 inputs are unobservable inputs for the financial asset or liability.

The following table provides fair value measurement information for financial assets and liabilities measured at fair value on a recurring basis.

	Fair Value Measurement at September 30, 2016
	Quoted Prices in Active Markets	Significant Other Observable Inputs	Significant Unobservable Inputs	Total Fair
	(Level 1)	(Level 2)	(Level 3)	Value
Financial Assets (Liabilities):
Derivative Contracts - Swaps	$-	$(111,613)	$-	$(111,613)
Derivative Contracts - Collars	$-	$-	$(316,658)	$(316,658)

	Fair Value Measurement at September 30, 2015
	Quoted Prices in Active Markets	Significant Other Observable Inputs	Significant Unobservable Inputs	Total Fair
	(Level 1)	(Level 2)	(Level 3)	Value
Financial Assets (Liabilities):
Derivative Contracts - Swaps	$-	$2,319,515	$-	$2,319,515
Derivative Contracts - Collars	$-	$-	$1,891,249	$1,891,249

Level 2 – Market Approach - The fair values of the Company’s swaps are based on a third-party pricing model which utilizes inputs that are either readily available in the public market, such as natural gas curves, or can be corroborated from active markets. These values are based upon future prices, time to maturity and other factors. These values are then compared to the values given by our counterparties for reasonableness.

Level 3 – The fair values of the Company’s costless collar contracts are based on a pricing model which utilizes inputs that are unobservable or not readily available in the public market. These values are based upon future prices, volatility, time to maturity and other factors. These values are then compared to the values given by our counterparties for reasonableness.

The significant unobservable inputs for Level 3 derivative contracts include market volatility and credit risk of counterparties. Changes in these inputs will impact the fair value measurement of our derivative contracts. An increase (decrease) in the forward prices and volatility of oil and natural gas prices will decrease (increase) the fair value of oil and natural gas derivatives, and adverse changes to our counterparties’ creditworthiness will decrease the fair value of our derivatives.

The following table represents quantitative disclosures about unobservable inputs for Level 3 Fair Value Measurements.

Instrument Type	Unobservable Input	Range	Weighted Average	Fair Value Assets (Liabilities) September 30, 2016

Oil Collars	Oil price volatility curve	0% - 25.87%	15.06%	$(99,005)
Natural Gas Collars	Natural gas price volatility curve	0% - 32.76%	22.50%	$(217,653)

A reconciliation of the Company’s derivative contracts classified as Level 3 measurements is presented below.

Derivatives
Net Asset (Liability) Balance of Level 3 as of October 1, 2015	$1,891,249
Total gains or (losses):
Included in earnings	(4,200,367)
Included in other comprehensive income (loss)	-
Purchases, issuances and settlements	1,992,460
Transfers in and out of Level 3	-
Net Asset (Liability) Balance of Level 3 as of September 30, 2016	$(316,658)

The following table presents impairments associated with certain assets that have been measured at fair value on a nonrecurring basis within Level 3 of the fair value hierarchy.

	Year Ended September 30,
	2016		2015
	Fair Value	Impairment	Fair Value	Impairment

Producing Properties (a)	$9,877,905	$12,001,271	$4,897,269	$5,009,191

(a)

At the end of each quarter, the Company assessed the carrying value of its producing properties for impairment. This assessment utilized estimates of future cash flows. Significant judgments and assumptions in these assessments include estimates of future oil, NGL and natural gas prices using a forward NYMEX curve adjusted for projected inflation, locational basis differentials, drilling plans, expected capital costs and an applicable discount rate commensurate with risk of the underlying cash flow estimates. These assessments identified certain properties with carrying value in excess of their calculated fair values.

At September 30, 2016, and September 30, 2015, the fair value of financial instruments approximated their carrying amounts. Financial instruments include long-term debt, which valuation is classified as Level 3 and is based on a valuation technique that requires inputs that are both unobservable and significant to the overall fair value measurement. The fair value measurement of our long-term debt is valued using a discounted cash flow model that calculates the present value of future cash flows pursuant to the terms of the debt agreements and applies estimated current market interest rates. The estimated current market interest rates are based primarily on interest rates currently being offered on borrowings of similar amounts and terms. In addition, no valuation input adjustments relating to nonperformance risk for the debt agreements were considered necessary.

Depreciation, Depletion, Amortization And Impairment

Depreciation, Depletion, Amortization and Impairment

Depreciation, depletion and amortization of the costs of producing oil and natural gas properties are generally computed using the unit-of-production method primarily on an individual property basis using proved or proved developed reserves, as applicable, as estimated by the Company’s Independent Consulting Petroleum Engineer. The Company’s capitalized costs of drilling and equipping all development wells, and those exploratory wells that have found proved reserves, are amortized on a unit-of-production basis over the remaining life of associated proved developed reserves. Lease costs are amortized on a unit-of-production basis over the remaining life of associated total proved reserves. Depreciation of furniture and fixtures is computed using the straight-line method over estimated productive lives of five to eight years.

Non-producing oil and natural gas properties include non-producing minerals, which had a net book value of $3,349,567 and $4,016,465 at September 30, 2016 and 2015, respectively, consisting of perpetual ownership of mineral interests in several states, with 91% of the acreage in Arkansas, New Mexico, North Dakota, Oklahoma and Texas. As mentioned, these mineral rights are perpetual and have been accumulated over the 90-year life of the Company. There are approximately 198,489 net acres of non-producing minerals in more than 6,442 tracts owned by the Company. An average tract contains approximately 29 acres, and the average cost per acre is $40. Since inception, the Company has continually generated an interest in several thousand oil and natural gas wells using its ownership of the fee mineral acres as an ownership basis. There continues to be significant drilling and leasing activity each year on these mineral interests. Non-producing minerals are being amortized straight-line over a 33-year period. These assets are considered a long-term investment by the Company, as they do not expire (as do oil and natural gas leases). Given the above, management concluded that a long-term amortization was appropriate and that 33 years, based on past history and experience, was an appropriate period. Due to the fact that the minerals consist of a large number of properties, whose costs are not individually significant, and because virtually all are in the Company’s core operating areas, the minerals are being amortized on an aggregate basis.

The Company recognizes impairment losses for long-lived assets when indicators of impairment are present and the undiscounted cash flows are not sufficient to recover the assets’ carrying amount. The impairment loss is measured by comparing the fair value of the asset to its carrying amount. Fair values are based on discounted cash flow as estimated by the Company. The Company's estimate of fair value of its oil and natural gas properties at September 30, 2016, is based on the best information available as of that date, including estimates of forward oil, NGL and natural gas prices and costs. The Company’s oil and natural gas properties were reviewed for impairment on a field-by-field basis, resulting in the recognition of impairment provisions of $12,001,271, $5,009,191 and $1,096,076 for 2016, 2015 and 2014, respectively. A further reduction in oil, NGL and natural gas prices or a decline in reserve volumes may lead to additional impairment in future periods that may be material to the Company. Should product price expectations decline in future periods below levels seen at September 30, 2016, impairment charges significantly greater than the Company has incurred in prior periods could result.

Capitalized Interest

Capitalized Interest

During 2016, 2015 and 2014, interest of $24,929, $148,493 and $172,499, respectively, was included in the Company’s capital expenditures. Interest of $1,344,619, $1,550,483 and $462,296, respectively, was charged to expense during those periods. Interest is capitalized using a weighted average interest rate based on the Company’s outstanding borrowings. These capitalized costs are included with intangible drilling costs and amortized using the unit-of-production method.

Investments

Investments

Insignificant investments in partnerships and limited liability companies (LLC) that maintain specific ownership accounts for each investor and where the Company holds an interest of 5% or greater, but does not have control of the partnership or LLC, are accounted for using the equity method of accounting.

Asset Retirement Obligations

Asset Retirement Obligations

The Company owns interests in oil and natural gas properties, which may require expenditures to plug and abandon the wells upon the end of their economic lives. The fair value of legal obligations to retire and remove long-lived assets is recorded in the period in which the obligation is incurred (typically when the asset is installed at the production location). When the liability is initially recorded, this cost is capitalized by increasing the carrying amount of the related properties and equipment. Over time the liability is increased for the change in its present value, and the capitalized cost in properties and equipment is depreciated over the useful life of the remaining asset. The Company does not have any assets restricted for the purpose of settling the asset retirement obligations.

The following table shows the activity for the years ended September 30, 2016 and 2015, relating to the Company’s asset retirement obligations:

	2016	2015
Asset Retirement Obligations as of beginning of the year	$2,824,944	$2,638,470
Accretion of Discount	128,722	126,769
Wells Acquired or Drilled	17,338	78,110
Wells Sold or Plugged	(12,956)	(18,405)
Asset Retirement Obligations as of end of the year	$2,958,048	$2,824,944

Environmental Costs

Environmental Costs

As the Company is directly involved in the extraction and use of natural resources, it is subject to various federal, state and local provisions regarding environmental and ecological matters. Compliance with these laws may necessitate significant capital outlays. The Company does not believe the existence of current environmental laws, or interpretations thereof, will materially hinder or adversely affect the Company’s business operations; however, there can be no assurances of future effects on the Company of new laws or interpretations thereof. Since the Company does not operate any wells where it owns an interest, actual compliance with environmental laws is controlled by the well operators, with Panhandle being responsible for its proportionate share of the costs involved. Panhandle carries liability and pollution control insurance. However, all risks are not insured due to the availability and cost of insurance.

Environmental liabilities, which historically have not been material, are recognized when it is probable that a loss has been incurred and the amount of that loss is reasonably estimable. Environmental liabilities, when accrued, are based upon estimates of expected future costs. At September 30, 2016 and 2015, there were no such costs accrued.

Earnings (Loss) Per Share Of Common Stock

Earnings (Loss) Per Share of Common Stock

Earnings (loss) per share is calculated using net income (loss) divided by the weighted average number of common shares outstanding, plus unissued, vested directors’ deferred compensation shares during the period.

Share-based Compensation

Share-based Compensation

The Company recognizes current compensation costs for its Deferred Compensation Plan for Non-Employee Directors (the “Plan”). Compensation cost is recognized for the requisite directors’ fees as earned and unissued stock is recorded to each director’s account based on the fair market value of the stock at the date earned. The Plan provides that upon retirement, termination or death of the director or upon a change in control of the Company, the shares accrued under the Plan will be issued to the director.

In accordance with guidance on accounting for employee stock ownership plans, the Company records the fair market value of the stock contributed into its ESOP as expense.

Restricted stock awards to officers provide for cliff vesting at the end of three or five years from the date of the awards. These restricted stock awards can be granted based on service time only (non-performance based) or subject to certain share price performance standards (performance based). Restricted stock awards to the non-employee directors provide for quarterly vesting during the calendar year of the award. The fair value of the awards on the grant date is ratably expensed over the vesting period in accordance with accounting guidance.

Income Taxes

Income Taxes

The estimation of amounts of income tax to be recorded by the Company involves interpretation of complex tax laws and regulations, as well as the completion of complex calculations, including the determination of the Company’s percentage depletion deduction. Although the Company’s management believes its tax accruals are adequate, differences may occur in the future depending on the resolution of pending and new tax regulations. Deferred income taxes are computed using the liability method and are provided on all temporary differences between the financial basis and the tax basis of the Company’s assets and liabilities.

The threshold for recognizing the financial statement effect of a tax position is when it is more likely than not, based on the technical merits, that the position will be sustained by a taxing authority. Recognized tax positions are initially and subsequently measured as the largest amount of tax benefit that is more likely than not to be realized upon ultimate settlement with a taxing authority. The Company files income tax returns in the U.S. federal jurisdiction and various state jurisdictions. Subject to statutory exceptions that allow for a possible extension of the assessment period, the Company is no longer subject to U.S. federal, state, and local income tax examinations for fiscal years prior to 2013.

The Company includes interest assessed by the taxing authorities in interest expense and penalties related to income taxes in general and administrative expense on its Statements of Operations. For fiscal September 30, 2016, 2015 and 2014, the Company recorded interest and penalties of $12,799, $17 and $0, respectively. The Company does not believe it has any significant uncertain tax positions.

New Accounting Standards

New Accounting Standards

In May 2014, the FASB issued Accounting Standard Update (ASU) 2014-09, Revenue from Contracts with Customers, which will supersede nearly all existing revenue recognition guidance under GAAP. The standard’s core principle is that a company will recognize revenue when it transfers promised goods or services to customers in an amount that reflects the consideration to which the company expects to be entitled in exchange for those goods or services. We are evaluating our existing revenue recognition policies to determine whether any contracts in the scope of the guidance will be affected by the new requirements. The standard is effective for us on October 1, 2018. The standard allows for either “full retrospective” adoption, meaning the standard is applied to all of the periods presented, or “modified retrospective” adoption, meaning the standard is applied only to the most current period presented in the financial statements. We are currently evaluating the transition method that will be elected.

In April 2015, the FASB issued ASU 2015-03 on the presentation of debt issuance costs. The update requires that debt issuance costs related to a recognized debt liability be presented in the balance sheet as a direct deduction from the carrying amount of that debt liability, consistent with debt discounts. The recognition and measurement guidance for debt issuance costs is not affected by the update. For public entities, the guidance is effective for fiscal years beginning after December 15, 2015, including interim periods within those fiscal years. This update is not expected to have a material impact on our financial statements.

In August 2015, the FASB issued ASU 2015-15 which allows for line-of-credit arrangements to be handled consistently with the presentation of debt issuance costs update issued in April 2015. For public entities, the guidance is effective for fiscal years beginning after December 15, 2015, including interim periods within those fiscal years. This update is not expected to have a material impact on our financial statements.

In November 2015, the FASB issued ASU 2015-17 on the presentation of deferred income tax assets and liabilities. The update requires that deferred income tax assets and liabilities be classified as noncurrent in the balance sheet. For public entities, the guidance is effective for fiscal years beginning after December 15, 2016, including interim periods within those fiscal years. The Company early adopted ASU 2015-17 as of December 31, 2016, on a retrospective basis to all prior balance sheet periods presented; however, the adoption of ASU 2015-17 has been reflected in these re-casted 2016 and 2015 financial statements on a retrospective basis to all prior balance sheet periods presented. As a result of the adoption, the Company reclassified $310,900 as of September 30, 2016, from "Deferred income taxes" in current assets to “Deferred income taxes” in long term liabilities and $1,517,100 as of September 30, 2015 from “Deferred income taxes” in current liabilities to “Deferred income taxes” in long term liabilities on the balance sheets. Adoption of ASU 2015-17 had no impact on the Company's current and previously reported shareholders' equity, results of operations or cash flows. The affected prior period deferred income tax account balances presented throughout this report on Form 10-K have been adjusted to reflect the retroactive adoption of ASU 2015-17.

In January 2016, the FASB issued ASU 2016-01, Financial Instruments – Overall (Subtopic 825-10): Recognition and Measurement of Financial Assets and Financial Liabilities. The new guidance is intended to improve the recognition and measurement of financial instruments. The new guidance is effective for public companies for fiscal years beginning after December 15, 2017, including interim periods within those fiscal years. We are assessing the potential impact that this update will have on our financial statements.

In February 2016, the FASB issued its new lease accounting guidance in ASU 2016-02, Leases (Topic 842). Under the new guidance, lessees will be required to recognize the following for all leases (with the exception of short-term leases) at the commencement date: 1) a lease liability, which is a lessee’s obligation to make lease payments arising from a lease, measured on a discounted basis; and 2) a right-of-use asset, which is an asset that represents the lessee’s right to use, or control the use of, a specified asset for the lease term. The new lease guidance simplified the accounting for sale and leaseback transactions primarily because lessees must recognize lease assets and lease liabilities. Lessees will no longer be provided with a source of off-balance sheet financing. For public entities, the guidance is effective for fiscal years beginning after December 15, 2018, including interim periods within those fiscal years. Early application is permitted for all public business entities upon issuance. Lessees (for capital and operating leases) and lessors (for sales-type, direct financing, and operating leases) must apply a modified retrospective transition approach for leases existing at, or entered into after, the beginning of the earliest comparative period presented in the financial statements. The modified retrospective approach would not require any transition accounting for leases that expired before the earliest comparative period presented. Lessees and lessors may not apply a full retrospective transition approach. We are assessing the potential impact that this update will have on our financial statements.

In March 2016, the FASB has issued ASU 2016-09, Compensation - Stock Compensation (Topic 718): Improvements to Employee Share-Based Payment Accounting. The new guidance is intended to improve the accounting for employee share-based payments and affect all organizations that issue share-based payment awards to their employees. Several aspects of the accounting for share-based payment award transactions are simplified, including: (a) income tax consequences; (b) classification of awards as either equity or liabilities; and (c) classification on the statement of cash flows. For public entities, the guidance is effective for fiscal years beginning after December 15, 2016, including interim periods within those fiscal years. Early adoption is permitted for any organization in any interim or annual period. We are assessing the potential impact that this update will have on our financial statements.

In August 2016, the FASB issued ASU 2016-15, Classification of Certain Cash Receipts and Cash Payments, which addresses certain issues where diversity in practice was identified and may change how an entity classifies certain cash receipts and cash payments on its statement of cash flows. The new guidance also clarifies how the predominance principle should be applied when cash receipts and cash payments have aspects of more than one class of cash flows. This guidance will generally be applied retrospectively and is effective for public business entities for fiscal years beginning after December 15, 2017, and interim periods within those years. Early adoption is permitted. All of the amendments in ASU 2016-15 are required to be adopted at the same time. The Company early adopted ASU 2016-15 as of December 31, 2016; however, the adoption of ASU 2016-15 has been reflected in these re-casted 2016, 2015 and 2014 financial statements on a retrospective basis to all prior Statements of Cash Flows presented. As a result of the adoption, the Company reclassified “Proceeds from leasing fee mineral acreage”, which totaled $8,049,434, $2,053,900 and $477,144 for the years ended September 30, 2016, 2015 and 2014, respectively, from Investing Activities to Operating Activities on the Statements of Cash Flows as these transactions are made in our normal course of business and represent operating activities based on the application of the predominance principle. As another result of this adoption, we are also electing to classify our distributions received from equity method investments using the Cumulative Earnings Approach. Distributions received are considered returns on investment and classified as cash inflows from operating activities, unless the investor’s cumulative distributions received less distributions received in prior periods that were determined to be returns of investment exceed cumulative equity in earnings recognized by the investor. When such an excess occurs, the current-period distribution up to this excess should be considered a return of investment and classified as cash inflows from investing activities. This election did not have any impact on our cash flow statements as the Company was already applying this approach. Adoption of ASU 2016-15 had no impact on the Company's current and previously reported shareholders' equity, results of operations or balance sheets. The affected prior period balances in the Statements of Cash Flows presented throughout this report on Form 10-K have been adjusted to reflect the retroactive adoption of ASU 2016-15.

Other accounting standards that have been issued or proposed by the FASB, or other standards-setting bodies, that do not require adoption until a future date are not expected to have a material impact on our financial statements upon adoption.